UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2017

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective May 1, 2017, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund will be S. Kenneth Leech, Michael C. Buchanan, Gordon S. Brown and Annabel Rudebeck. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated March 1, 2017.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 1, 2017

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended January 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s second reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports and a downturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on January 31, 2017, the unemployment rate was 4.8%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In January 2017, 24.4% of Americans looking for a job had been out of work for more than six months, versus 26.1% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. After holding rates steady at its meeting that concluded on February 1, 2017, after the reporting period ended, the Fed said, “The Committee expects that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace, labor market conditions will strengthen somewhat further, and inflation will rise to 2 percent over the medium term. Near-term risks to the economic outlook appear roughly balanced. The Committee continues to closely monitor inflation indicators and global economic and financial developments.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2017?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended January 31, 2017. Two-year Treasury yields began the reporting period at 0.67% and ended the period at 1.19%. Their peak of 1.29% took place on December 15, 2016 and their low of 0.64% occurred on August 4, 2016. Ten-year Treasury yields began at 1.46% — their low for the reporting period — and ended the period at 2.45%. Their high of 2.60% occurred on both January 15 and January 16, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned -2.95% during the six months ended January 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)vi took a number of actions to stimulate growth and ward off deflation. In December 2015, before the reporting period began, the ECB extended its €60 billion per-month monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other

IV	Western Asset Global Strategic Income Fund

developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vii lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanviii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaix kept rates steady at 4.35%.

Q. How did the high-yield bond market perform over the six months ended January 31, 2017?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 6.09% for the six months ended January 31, 2017. The high-yield market posted positive returns during the first three months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then modestly declined in November 2016 amid sharply rising interest rates. However, this was only a temporary setback, as high-yield bonds then rallied sharply over the last two months of the reporting period.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -0.75% during the six months ended January 31, 2017. The asset class generated a positive return during the first two months of the reporting period, but then fell sharply in October and November 2016. This turnaround occurred as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then rallied over the last two months of the period as investor demand improved.

Performance review

For the six months ended January 31, 2017, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 2.73%. The Fund’s unmanaged benchmark, the Bloomberg

Barclays U.S. Universal Indexxii returned -2.14% for the same period. The Lipper Global Income Funds Category Average1 returned -2.76% over the same time frame.

Performance Snapshot as of January 31, 2017 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund:
Class A	2.73%
Class C	2.37%
Class C1[2]	2.52%
Class I	2.88%
Class IS	2.93%
Bloomberg Barclays U.S. Universal Index	-2.14%
Lipper Global Income Funds Category Average[1]	-2.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 217 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2017 for Class A, Class C, Class C1, Class I and Class IS shares were 4.28%, 3.74%, 4.04%, 4.78% and 4.87%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I and Class IS shares would have been 4.75% and 4.85%, respectively. The 30-day SEC yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 23, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.14%, 1.85%, 1.54%, 0.86% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2017

VI	Western Asset Global Strategic Income Fund

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Strategic Income Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

ix	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

VIII	Western Asset Global Strategic Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2017 and July 31, 2016 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2016 and held for the six months ended January 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.73%	$1,000.00	$1,027.30	1.15%	$5.88	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	2.37	1,000.00	1,023.70	1.85	9.44	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class C1	2.52	1,000.00	1,025.20	1.55	7.91	Class C1	5.00	1,000.00	1,017.39	1.55	7.88
Class I	2.88	1,000.00	1,028.80	0.85	4.35	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	2.93	1,000.00	1,029.30	0.75	3.84	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

2	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

[1]	For the six months ended January 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

4	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 46.1%
Consumer Discretionary — 7.5%
Auto Components — 0.8%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	700,000		$721,875
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	1,050,000		1,034,250	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,030,000		1,051,063	(a)
Total Auto Components					2,807,188
Diversified Consumer Services — 0.3%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,249,349	(c)
Hotels, Restaurants & Leisure — 1.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		783,315	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		378,450	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	810,000		905,175
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,610,000		1,627,388	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	404,000		417,215	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,213,250	(a)
Total Hotels, Restaurants & Leisure					5,324,793
Household Durables — 0.5%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,790,000		1,879,500
Leisure Products — 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,109,025
Media — 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		438,375	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		203,527
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	710,000		809,880
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		791,700
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		818,972
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	426,053	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	660,000		681,450	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	400,000		412,000	(a)
Sinclair Television Group Inc., Senior Notes	6.125%	10/1/22	260,000		273,164
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	20,000		21,570
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	80,000		81,530
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		479,065	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	780,000		725,473
Viacom Inc., Senior Notes	4.375%	3/15/43	920,000		756,338

See Notes to Financial Statements.

6	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	$1,023,435	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	998,467	(c)
Total Media					8,940,999
Multiline Retail — 0.6%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		1,074,640
Jo-Ann Stores Holdings Inc., Senior Notes	9.750%	10/15/19	820,000		780,025	(a)(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	710,000		441,975	(a)
Total Multiline Retail					2,296,640
Specialty Retail — 0.4%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,046,971	(c)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		550,525	(a)
Total Specialty Retail					1,597,496
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	30,000		29,850	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,430,000		2,405,700	(a)
Total Textiles, Apparel & Luxury Goods					2,435,550
Total Consumer Discretionary					27,640,540
Consumer Staples — 2.4%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,480,000	(a)
Food & Staples Retailing — 0.6%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000		1,113,054	(c)
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000		364,346
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		738,699	(c)
Total Food & Staples Retailing					2,216,099
Food Products — 1.0%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	880,000		900,328	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,256,680	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		212,563
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	130,000		136,709
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	60,000		61,506
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		126,525
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	450,000		452,250	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	460,000		461,725	(a)
Total Food Products					3,608,286

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	660,000	$565,950
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	400,000	411,500	(a)
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000	115,989
Reynolds American Inc., Senior Notes	5.850%	8/15/45	480,000	559,772
Total Tobacco				1,653,211
Total Consumer Staples				8,957,596
Energy — 7.4%
Energy Equipment & Services — 1.1%
CGG, Senior Notes	6.500%	6/1/21	1,500,000	675,000
Ensco PLC, Senior Notes	8.000%	1/31/24	160,000	166,813	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000	1,311,775	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	710,000	669,175
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	1,138,995	*(a)(d)(e)
Total Energy Equipment & Services				3,961,758
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	760,934
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	400,466
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	220,000	137,500	*(d)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	432,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	550,000	478,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	980,000	972,346
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	462,656	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	53,163
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	986,391
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	430,000	431,612	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	250,000	258,750	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000	265,625
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	516,250
MEG Energy Corp., Secured Notes	6.500%	1/15/25	150,000	151,688	(a)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	490,000	505,533	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	580,000	548,100	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	950,000	694,687	(a)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes	6.500%	4/1/19	700,000	707,378

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	230,000	$236,900
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	147,568
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	518,400	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/15	1,560,000	1,318,668
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,290,000
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	636,800	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	520,904
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	236,996
Rice Energy Inc., Senior Notes	6.250%	5/1/22	370,000	385,725
Rice Energy Inc., Senior Notes	7.250%	5/1/23	560,000	603,400
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,050,000	1,128,750	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	730,000	704,450
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	2,568	*(f)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	120,000	121,811
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	662,470
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	57,514
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,000,000	1,057,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	710,700
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	110,000	111,650
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,100,000	2,695,875
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	230,000	234,025
WPX Energy Inc., Senior Notes	6.000%	1/15/22	850,000	888,250
WPX Energy Inc., Senior Notes	5.250%	9/15/24	230,000	227,629
Total Oil, Gas & Consumable Fuels				23,262,732
Total Energy				27,224,490
Financials — 8.7%
Banks — 5.2%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	245,296	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000	372,937
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	347,650	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000	875,910	(g)(h)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000	576,714
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000	461,078
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000	390,218

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000		$489,924
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		486,543	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	710,000		756,807	(a)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		327,369	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		397,500	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		512,958
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,045,382	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,390,386	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	350,000		332,341	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		1,248,516	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,299,030	(c)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	680,000		656,228
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	230,000		239,152	(g)(h)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000		1,560,236
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,262,325	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	270,000		279,450	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		157,948
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		459,348
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		173,841
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,018,680	(c)(g)(h)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,067,094	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		692,096	(a)
Total Banks					19,122,957
Capital Markets — 0.3%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	270,000		286,420	(a)(g)(h)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		359,781
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		155,749
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		81,697	(a)
Total Capital Markets					883,647
Consumer Finance — 1.1%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,040,000		1,120,600
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000		350,977	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	600,000		616,950	(a)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,544,344	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	410,000		378,225	(a)
Total Consumer Finance					4,011,096

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	250,000		$262,853
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		263,215
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		897,271
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,621,747	(c)
Emeralds, Notes	5.593%	8/4/20	9		0	*(a)(d)(e)(i)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		215,682
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,009,058	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,019,608	(c)(g)(h)
Total Diversified Financial Services					5,289,434
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	740,242	(c)
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,870,000		1,809,225	(a)
Total Financials					31,856,601
Health Care — 3.0%
Biotechnology — 0.1%
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000		260,663
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		422,500
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	410,000		356,700	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	560,000		529,200
Total Health Care Equipment & Supplies					1,308,400
Health Care Providers & Services — 2.0%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,440,000		1,137,600
Centene Corp., Senior Notes	4.750%	5/15/22	1,000,000		1,020,000
DaVita Inc., Senior Notes	5.000%	5/1/25	770,000		753,445
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	490,000		504,700	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,317,412
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	830,000		794,725
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	587,352	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	470,000		477,050
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	900,000		897,750
Total Health Care Providers & Services					7,490,034

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.5%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		$293,861
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	80,000		79,196
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	190,000		164,113	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	290,000		255,562	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,460,000		1,233,875	(a)
Total Pharmaceuticals					2,026,607
Total Health Care					11,085,704
Industrials — 5.6%
Aerospace & Defense — 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	530,000		532,650	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		735,280	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,090,000		1,117,250
Total Aerospace & Defense					2,385,180
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	710,000		742,837	(a)
Airlines — 0.5%
American Airlines Group Inc., Senior Notes	4.625%	3/1/20	150,000		151,882	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	223,799		253,172
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,240,545	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	198,930		202,163
Total Airlines					1,847,762
Commercial Services & Supplies — 1.4%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	420,000		423,717	(a)
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		402,675
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	520,000		532,350	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		980,579	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		303,050	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,200,000		1,212,000
West Corp., Senior Notes	5.375%	7/15/22	1,440,000		1,391,400	(a)
Total Commercial Services & Supplies					5,245,771
Construction & Engineering — 0.7%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,460,000		1,474,600	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	618,566		595,370	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	410,000		416,150	(a)
Total Construction & Engineering					2,486,120

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.4%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	$1,399,791	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	170,706	(a)
Total Electrical Equipment					1,570,497
Industrial Conglomerates — 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		83,249
Machinery — 0.5%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	510,000		515,100	(a)
BlueLine Rental Finance Corp., Secured Notes	7.000%	2/1/19	500,000		496,250	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	160,000		146,400	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	30,000		25,950	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	500,000		511,275	(a)
Total Machinery					1,694,975
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,314,000	(a)
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,205,100	(a)
Trading Companies & Distributors — 0.1%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	250,000		235,000	(a)
Transportation — 0.5%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,453,573	(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	560,625		412,059	(a)(b)
Total Transportation					1,865,632
Total Industrials					20,676,123
Information Technology — 0.5%
Internet Software & Services — 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,288,108
IT Services — 0.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	230,000		107,525	(a)
Software — 0.1%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	260,000		282,859	(a)
Total Information Technology					1,678,492
Materials — 5.2%
Chemicals — 0.1%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	430,892		420,119	(a)(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 0.6%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000	$1,014,816	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	770,000	681,450	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000	141,600	(a)
US Concrete Inc., Senior Notes	6.375%	6/1/24	440,000	466,950	(a)
Total Construction Materials				2,304,816
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,370,000	1,381,988	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	130,000	137,150
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000	464,600	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	530,000	539,805	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000	768,250
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	53,875
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000	451,048	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	710,000	757,836	(a)
Total Containers & Packaging				4,554,552
Metals & Mining — 3.2%
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000	656,681
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	300,000	314,250	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000	923,958
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	340,000	353,600	(a)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	240,000	246,000	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,190,000	1,118,600
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,854,253	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000	255,000	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	570,000	612,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	381,161	9,529	*(a)(d)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,679	0	(a)(e)(i)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	1,290,000	1,340,129
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000	441,775
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	858,012
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000	2,767,338
Total Metals & Mining				11,751,875
Total Materials				19,031,362

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 0.7%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000		$566,300
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,027,500
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,400
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		725,555	(a)
Total Equity Real Estate Investment Trusts (REITs)					2,489,755
Real Estate Management & Development — 0.5%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		642,844	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,321,222	(c)
Total Real Estate Management & Development					1,964,066
Total Real Estate					4,453,821
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 1.0%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000		999,640	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	140,000		148,225
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		340,725
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		333,812
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	725,000		731,706	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,101,600	(a)
Total Diversified Telecommunication Services					3,655,708
Wireless Telecommunication Services — 2.0%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,113,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000		885,938	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,705,000		1,960,750
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000		723,550
Sprint Corp., Senior Notes	7.875%	9/15/23	150,000		164,250
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,778,091
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	934,152	(c)(g)(h)
Total Wireless Telecommunication Services					7,559,731
Total Telecommunication Services					11,215,439
Utilities — 1.6%
Electric Utilities — 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,206,250	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,025,798	(c)(g)
Total Electric Utilities					2,232,048

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		$2,386,899
Water Utilities — 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,081,279	(c)
Total Utilities					5,700,226
Total Corporate Bonds & Notes (Cost — $172,556,446)					169,520,394
Asset-Backed Securities — 6.0%
Aames Mortgage Investment Trust, 2005-1 M6	1.889%	6/25/35	1,440,000		1,027,948	(g)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.556%	8/25/32	228,063		210,248	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.618%	4/15/33	64,034		63,270	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4	1.716%	7/25/35	1,450,000		1,355,478	(g)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.631%	6/25/34	514,827		480,879	(g)
Greenpoint Manufactured Housing, 1999-2 A2	3.193%	3/18/29	400,000		374,492	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.817%	6/19/29	250,000		231,862	(g)
Greenpoint Manufactured Housing, 1999-4 A2	4.244%	2/20/30	250,000		228,576	(g)
GSAMP Trust, 2006-S2 A2	0.971%	1/25/36	258,772		41,525	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	1.071%	3/25/35	157,439		155,539	(a)(g)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	13,869,910		2,193,915	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		740,252	(a)
MidOcean Credit CLO, 2015-4A D	4.923%	4/15/27	250,000		251,099	(a)(g)
National Collegiate Student Loan Trust, 2007-4 A3L	1.621%	3/25/38	2,601,824		1,472,051	(g)
Oaktree CLO Ltd., 2015-1A D	6.630%	10/20/27	2,200,000		2,137,434	(a)(g)
Ocean Trails CLO, 2016-6A E	8.773%	7/15/28	500,000		507,290	(a)(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,204,824		1,077,390	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,024,131		949,795	(g)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.551%	1/25/31	31,845		23,549	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.896%	8/25/33	88,701		81,789	(g)
SACO I Trust, 2006-4 A1	1.096%	3/25/36	95,535		171,186	(g)
SACO I Trust, 2006-6 A	1.016%	6/25/36	505,215		916,912	(g)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,419,600	(a)(e)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	1,170,000		1,174,983	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.976%	2/25/36	3,255,152		211,379	(a)(g)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE4 1A	0.941%	7/25/47	7,407,376		4,565,731	(g)
Total Asset-Backed Securities (Cost — $25,058,913)					22,064,172

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 16.5%
Banc of America Funding Corp., 2015-R3 1A2	0.946%	3/27/36	2,970,950	$1,761,230	(a)(g)
Banc of America Funding Corp., 2015-R4 6A3	0.896%	8/27/36	1,640,000	1,196,167	(a)(g)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.198%	4/25/35	64,516	60,368	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	9.247%	12/15/19	1,900,000	1,855,211	(a)(g)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.797%	7/10/17	1,163,114	767,545	(a)(g)
BCAP LLC Trust, 2011-RR2 1A4	3.923%	7/26/36	4,369,318	2,646,073	(a)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.222%	6/11/50	410,000	408,452	(g)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.168%	11/15/21	1,870,000	1,912,574	(a)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.133%	12/10/49	2,416,000	1,668,136	(g)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	464,433	(a)(g)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.648%	9/15/27	2,750,000	2,548,456	(a)(g)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	31.645%	7/25/37	735,572	1,166,451	(g)
Commercial Mortgage Trust, 2013-CR7 G	4.354%	3/10/46	1,500,000	966,714	(a)(g)
Commercial Mortgage Trust, 2015-CR25 E	4.547%	8/10/48	1,500,000	1,004,682	(a)(g)
Commercial Mortgage Trust, 2015-CR25 F	4.547%	8/10/48	700,000	341,279	(a)(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	1.071%	1/25/36	283,578	251,094	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	25.516%	7/25/36	552,726	712,529	(g)
Credit Suisse Mortgage Trust, 2006-1 1A2	26.284%	2/25/36	744,707	1,002,989	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.173%	6/15/38	355,468	193,730	(g)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	301,595	288,897
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.784%	6/27/46	678,477	649,088	(a)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	428,882	(a)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.084%	11/30/37	2,120,000	1,324,794	(a)(g)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.424%	3/15/17	2,200,000	2,145,000	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	966,160	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.979%	3/19/45	188,954	169,279	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	1,147,185	(g)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2	5.006%	1/25/29	2,770,000	2,937,820	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M1	2.066%	7/25/29	920,000	928,087	(a)(g)
GE Business Loan Trust, 2006-2A D	1.518%	11/15/34	226,759	205,429	(a)(g)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	71,053	(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	931,028	(g)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-127, IO	0.684%	3/16/47	3,024,677	$78,165	(g)
Government National Mortgage Association (GNMA), 2012-55, IO	0.883%	4/16/52	5,440,074	172,009	(g)
Government National Mortgage Association (GNMA), 2015-41, IO	0.793%	9/16/56	3,452,773	215,019	(g)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	280,163
Impac CMB Trust, 2005-5 A1	1.411%	8/25/35	212,324	188,847	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.134%	3/25/35	180,625	175,778	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	660,250
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	310,500	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,530,577	(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.247%	9/15/45	430,000	379,280	(g)
Lone Star Portfolio Trust, 2015-LSMZ	7.500%	9/15/20	1,456,056	1,444,731	(a)(g)
Lone Star Portfolio Trust, 2015-LSP F	7.667%	9/15/28	1,621,123	1,567,961	(a)(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	34,526	34,750	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	538,691	479,839	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	96,367	85,839	(a)(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.182%	9/12/49	1,432,000	1,026,648	(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.529%	10/15/48	1,740,000	1,161,674	(a)(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.529%	10/15/48	780,000	436,259	(a)(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,144,929	890,663
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	715,089
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.904%	6/11/49	320,000	297,832	(g)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	1.963%	5/10/19	500,000	500,116	(a)(g)
Multifamily Trust, 2016-1 B	7.970%	4/25/46	2,664,969	3,052,706	(a)(g)
Nomura Resecuritization Trust, 2015-4R 2A2	0.724%	10/26/36	2,241,278	1,239,929	(a)(g)
Nomura Resecuritization Trust, 2015-8R 4A4	1.379%	11/25/47	2,690,000	1,257,623	(a)(g)
Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	3.621%	4/25/28	890,000	919,862	(g)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.506%	3/25/25	1,136,269	1,389,259	(g)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.671%	7/25/28	470,000	488,181	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	3.068%	8/25/35	107,098	103,081	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.966%	5/25/46	308,675	235,434	(g)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	8/25/55	801,642	797,102	(a)(g)

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.885%	5/10/63	470,000	$313,467	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.885%	5/10/63	830,000	390,290	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.653%	1/15/45	2,450,000	2,303,528	(a)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	1.026%	12/25/45	126,173	120,906	(g)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	532,711	520,949	(a)(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	3.084%	4/25/36	33,342	32,988	(g)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,609,929	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	336,195	(a)
Total Collateralized Mortgage Obligations (Cost — $64,234,184)				60,864,233
Convertible Bonds & Notes — 0.3%
Consumer Discretionary — 0.1%
Media — 0.1%
DISH Network Corp., Senior Notes	3.375%	8/15/26	170,000	199,431	(a)
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	280,000	285,775	(a)
Total Consumer Discretionary				485,206
Information Technology — 0.2%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	480,000	484,500	(a)
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., Senior Bonds	1.000%	12/1/20	130,000	137,394
Total Information Technology				621,894
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	447,877	35,830	*(a)(b)(d)
Total Convertible Bonds & Notes (Cost — $1,543,967)				1,142,930
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,815	2,895
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	322	363
Total FHLMC				3,258
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	11,201	12,714
Total Mortgage-Backed Securities (Cost — $14,504)				15,972

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 8.4%
Consumer Discretionary — 4.4%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	4.250%	5/2/22	570,000	$577,259	(j)(k)
Hotels, Restaurants & Leisure — 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	392,662	396,798	(j)(k)
Boyd Gaming Corp., Term Loan B2	—	9/15/23	99,750	100,819	(l)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	37,067	37,414	(j)(k)
Hilton Worldwide Finance LLC, Term Loan B2	3.271%	10/25/23	503,966	509,754	(j)(k)
Landry’s Inc., 2016 Term Loan B	4.000%	10/4/23	710,564	718,304	(j)(k)(l)
Scientific Games International Inc., 2014 Term Loan B2	6.000-6.022%	10/1/21	329,160	332,834	(j)(k)
Station Casinos LLC, 2016 Term Loan B	3.770%	6/8/23	359,098	362,547	(j)(k)
Total Hotels, Restaurants & Leisure				2,458,470
Media — 2.1%
Acosta Holdco Inc., 2015 Term Loan	4.289%	9/26/21	899,711	871,370	(j)(k)
CBS Radio Inc., Term Loan B	4.500%	10/17/23	326,038	329,378	(j)(k)
Charter Communications Operating LLC, 2016 Term Loan I Add	3.026%	1/15/24	529,607	532,160	(j)(k)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.766%	12/8/23	570,000	574,987	(j)(k)
Numericable U.S. LLC, USD Term Loan B10	—	1/14/25	696,255	702,534	(l)
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	343,515	344,481	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	431,909	433,379	(j)(k)
UPC Financing Partnership, USD Term Loan AN	3.767%	8/31/24	3,000,000	3,014,463	(j)(k)
Virgin Media Investment Holdings Ltd., USD Term Loan I	3.517%	1/31/25	638,574	643,363	(j)(k)
Ziggo Financing Partnership, USD Term Loan B1	3.517%	1/15/22	110,936	111,422	(j)(k)
Ziggo Financing Partnership, USD Term Loan B2A	3.517%	1/15/22	65,745	66,032	(j)(k)
Ziggo Financing Partnership, USD Term Loan B3	4.074%	1/15/22	20,429	20,518	(j)(k)
Ziggo Secured Finance Partnership, USD Term Loan E	—	4/23/25	180,000	180,619	(l)
Total Media				7,824,706
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. Inc., 2020 Term Loan	4.250%	10/25/20	333,975	278,312	(j)(k)
Specialty Retail — 1.3%
Academy Ltd., 2015 Term Loan B	5.000-5.039%	7/1/22	904,270	802,087	(j)(k)(l)
Bass Pro Group LLC, Term Loan B	5.970%	12/16/23	330,000	321,415	(j)(k)
CWGS Group LLC, 2016 Term Loan	4.516%	11/8/23	530,000	534,638	(j)(k)
Leslie’s Poolmart Inc., 2016 Term Loan	5.250%	8/16/23	359,100	361,883	(j)(k)(l)
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/30/23	745,886	745,020	(j)(k)
Party City Holdings Inc., 2016 Term Loan	3.820-4.240%	8/19/22	422,623	424,295	(j)(k)

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	746,231	$747,423	(j)(k)
Petco Animal Supplies Inc., 2017 Term Loan B	—	1/9/23	390,000	385,308	(l)
PetSmart Inc., Term Loan B2	4.000%	3/11/22	393,000	390,083	(j)(k)
Total Specialty Retail				4,712,152
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	628,800	463,216	(j)(k)
Total Consumer Discretionary				16,314,115
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2016 Term Loan B6	—	6/22/23	252,000	253,910	(l)
Financials — 0.3%
Capital Markets — 0.2%
RPI Finance Trust, Term Loan B5	3.498%	10/14/22	603,192	609,271	(j)(k)
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan	5.000%	8/18/23	568,575	572,543	(j)(k)
Total Financials				1,181,814
Health Care — 0.8%
Health Care Providers & Services — 0.6%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	366,440	365,867	(j)(k)
DaVita HealthCare Partners Inc., Term Loan B	3.530%	6/24/21	359,079	364,297	(j)(k)
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	826,010	832,721	(j)(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	656,276	666,274	(j)(k)
Total Health Care Providers & Services				2,229,159
Pharmaceuticals — 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	3.750%	5/20/21	208,075	210,286	(j)(k)
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	363,476	366,316	(j)(k)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.500%	4/1/22	263,600	264,704	(j)(k)
Total Pharmaceuticals				841,306
Total Health Care				3,070,465
Industrials — 0.5%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2	—	1/13/22	250,000	253,490	(l)
XPO Logistics Inc., Term Loan B2	4.250%	11/1/21	360,000	363,375	(j)(k)
Total Air Freight & Logistics				616,865
Airlines — 0.0%
Air Canada, 2016 Term Loan B	3.755%	10/6/23	140,345	142,134	(j)(k)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	—	11/15/23	368,000	$372,994	(l)
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	127,702	128,272	(j)(k)
Marine — 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	200,000	191,500	(j)(k)
Professional Services — 0.1%
Trans Union LLC, Term Loan B2	3.528%	4/9/23	359,078	361,130	(j)(k)
Total Industrials				1,812,895
Information Technology — 0.3%
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., First Lien Term Loan	5.250%	10/19/23	790,000	799,258	(j)(k)(l)
IT Services — 0.1%
First Data Corp., 2016 USD Term Loan	3.775%	3/24/21	392,030	394,634	(j)(k)
Total Information Technology				1,193,892
Materials — 0.8%
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Term Loan B	3.526%	10/31/23	542,574	547,406	(j)(k)
Containers & Packaging — 0.6%
Berry Plastics Group Inc., Term Loan I	3.287%	10/3/22	574,961	579,940	(j)(k)(l)
BWAY Holding Co., 2016 Term Loan B	—	8/14/23	368,000	371,488	(l)
Flex Acquisition Co. Inc., First Lien Term Loan	—	12/29/23	368,000	371,507	(l)
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	817,950	821,614	(j)(k)(l)
Reynolds Group Holdings Inc., USD 2017 Term Loan	—	2/5/23	37,915	38,089	(l)
Total Containers & Packaging				2,182,638
Total Materials				2,730,044
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Term Loan B	4.500%	10/24/22	568,575	575,395	(j)(k)(l)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.528%	4/25/23	537,070	541,434	(j)(k)
Total Real Estate				1,116,829
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., 2015 Term Loan B2	3.513%	5/31/22	750,000	756,953	(j)(k)
Windstream Services LLC, Delayed Draw Term Loan	—	3/29/21	58,667	59,415	(l)
Windstream Services LLC, Repriced Term Loan B6	4.770-4.820%	3/29/21	87,780	88,899	(j)(k)
Total Telecommunication Services				905,267

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, 2016 DIP Term Loan	4.250%	6/30/17	2,152,830		$2,168,707	(j)(k)
Total Senior Loans (Cost — $30,919,983)					30,747,938
Sovereign Bonds — 18.6%
Argentina — 1.8%
Republic of Argentina, Bonds	22.750%	3/5/18	10,960,000	ARS	716,052
Republic of Argentina, Bonds	18.200%	10/3/21	5,560,000	ARS	372,703
Republic of Argentina, Senior Notes	6.875%	4/22/21	610,000		650,260	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	510,000		533,715	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	4,420,000		4,170,270	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	270,000		267,570	(a)
Total Argentina					6,710,570
Australia — 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,238,775	(c)
Brazil — 1.7%
Federative Republic of Brazil, Notes	10.000%	1/1/21	12,200,000	BRL	3,816,318
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,009,000	BRL	310,345
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,933,200
Total Brazil					6,059,863
Ecuador — 0.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	970,000		1,091,250	(a)
Hungary — 1.1%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,092,758
Indonesia — 2.6%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	42,662,000,000	IDR	3,361,906
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	122,055
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,229,526	(c)
Total Indonesia					9,713,487
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		836,110	(a)
Jamaica — 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,119,656
Kazakhstan — 1.2%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,490,456	(c)
Mexico — 2.2%
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	2,775,886
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,345,200
Total Mexico					8,121,086

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		$1,097,600	(c)
Peru — 1.1%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,074,163
Poland — 1.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,170,000		5,344,105
Portugal — 1.1%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		3,879,308	(a)
Russia — 1.1%
Russian Federal Bond, Bonds	7.050%	1/19/28	261,490,000	RUB	4,032,871
Sweden — 1.5%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	1,873,480
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,512,204
Total Sweden					5,385,684
Total Sovereign Bonds (Cost — $69,931,007)					68,287,742

			Shares
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
MWO Holdings LLC			488		186,035	*(e)
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			15,000		184,050	*(e)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			417,997		0	*(e)(i)
Total Common Stocks (Cost — $652,709)					370,085
Convertible Preferred Stocks — 0.2%
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC (Cost — $784,722)	5.500%		956		756,664
Investments in Underlying Funds — 0.6%
PowerShares Senior Loan Portfolio (Cost — $2,118,787)			91,202		2,125,007
Preferred Stocks — 0.4%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Sanchez Energy Corp.	6.500%		18,350		834,716
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp.	8.125%		25,725		623,445
Total Preferred Stocks (Cost — $1,451,647)					1,458,161

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $2,100.00		3/17/17	441	$126,788
E-mini S&P 500 Index Futures, Put @ $2,100.00		6/16/17	99	144,787
E-mini S&P 500 Index Futures, Put @ $2,150.00		2/17/17	72	8,640
U.S. Dollar/Mexican Peso, Put @ 20.71 MXN		4/4/17	4,200,000	96,214
Total Purchased Options (Cost — $530,044)				376,429
Total Investments before Short-Term Investments (Cost — $369,796,912)				357,729,727

	Rate		Shares
Short-Term Investments — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,303,972)	0.461%		5,303,972	5,303,972
Total Investments — 98.7% (Cost — $375,100,885#)				363,033,699
Other Assets in Excess of Liabilities — 1.3%				4,813,171
Total Net Assets — 100.0%				$367,846,870

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of January 31, 2017.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	The maturity principal is currently in default as of January 31, 2017.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of January 31, 2017. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2017

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts	Value
E-mini S&P 500 Index Futures, Put	6/16/17	$2,050.00		72	$81,900
E-mini S&P 500 Index Futures, Put	3/17/17	2,050.00		232	45,240
U.S. Dollar/Mexican Peso, Put	2/14/17	20.00	MXN	3,630,000	9,815
U.S. Treasury 5-Year Notes Futures, Call	2/24/17	118.00		184	66,125
U.S. Treasury 5-Year Notes Futures, Put	2/24/17	117.50		184	47,438
Total Written Options (Premiums received — $357,513)					$250,518

Summary of Investments by Country** (unaudited)
United States	58.0%
United Kingdom	6.0
Mexico	3.2
Brazil	2.9
Indonesia	2.7
Canada	2.2
Argentina	1.9
Netherlands	1.5
Sweden	1.5
Poland	1.5
Kazakhstan	1.2
Hungary	1.1
Peru	1.1
Russia	1.1
Portugal	1.1
France	1.0
Australia	1.0

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Italy	1.0%
Luxembourg	0.9
Hong Kong	0.8
Cayman Islands	0.8
Germany	0.7
Chile	0.7
Ireland	0.6
Switzerland	0.6
India	0.6
China	0.5
New Zealand	0.4
Singapore	0.4
Jamaica	0.3
Nigeria	0.3
Ecuador	0.3
Spain	0.3
Ivory Coast	0.2
Bahamas	0.1
Short-Term Investments	1.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2017 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

January 31, 2017

Assets:
Investments, at value (Cost — $375,100,885)	$363,033,699
Foreign currency, at value (Cost — $1,776,636)	1,747,666
Cash	46,109
Interest receivable	4,063,539
Deposits with brokers for centrally cleared swap contracts	1,954,582
OTC swaps, at value	1,852,543
Deposits with brokers for open futures contracts	1,485,939
Foreign currency collateral for open futures contracts, at value (Cost — $1,322,896)	1,390,480
Deposits with brokers for OTC swap contracts	900,000
Receivable from broker — variation margin on open futures contracts	534,960
Unrealized appreciation on forward foreign currency contracts	362,396
Receivable for Fund shares sold	307,698
Receivable for securities sold	284,116
Principal paydown receivable	247,638
Deposits with brokers for purchased options	295,725
Deposits with brokers for written options	254,026
Receivable for open OTC swap contracts	20,544
Foreign currency collateral for open swap contracts, at value (Cost — $13,093)	12,602
Prepaid expenses	52,034
Other assets	10,433
Total Assets	378,856,729

Liabilities:
Payable for securities purchased	6,764,583
Unrealized depreciation on forward foreign currency contracts	1,583,068
OTC swaps, at value (premiums received — $104,821)	776,130
Payable for Fund shares repurchased	759,168
Written options, at value (premiums received — $357,513)	250,518
Investment management fee payable	200,978
Payable to broker — variation margin on centrally cleared swaps	169,305
Distributions payable	88,960
Service and/or distribution fees payable	79,750
Payable for open OTC swap contracts	41,089
Trustees’ fees payable	33
Accrued expenses	296,277
Total Liabilities	11,009,859
Total Net Assets	$367,846,870

Net Assets:
Par value (Note 7)	$582
Paid-in capital in excess of par value	456,985,611
Overdistributed net investment income	(3,248,110)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(76,351,974)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(9,539,239)
Total Net Assets	$367,846,870

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Net Assets:
Class A	$272,380,811
Class C	$6,460,704
Class C1	$27,658,402
Class I	$60,785,585
Class IS	$561,368

Shares Outstanding:
Class A	43,169,855
Class C	1,024,889
Class C1	4,376,759
Class I	9,582,042
Class IS	88,492

Net Asset Value:
Class A (and redemption price)	$6.31
Class C*	$6.30
Class C1*	$6.32
Class I (and redemption price)	$6.34
Class IS (and redemption price)	$6.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.59

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	29

Statement of operations (unaudited)

For the Six Months Ended January 31, 2017

Investment Income:
Interest	$11,224,804
Dividends	90,857
Less: Foreign taxes withheld	(12,884)
Total Investment Income	11,302,777

Expenses:
Investment management fee (Note 2)	1,206,615
Service and/or distribution fees (Notes 2 and 5)	483,821
Transfer agent fees (Note 5)	263,737
Registration fees	44,374
Audit and tax fees	24,294
Fund accounting fees	23,168
Shareholder reports	23,123
Custody fees	21,461
Legal fees	19,157
Trustees’ fees	3,578
Insurance	3,140
Commitment fees (Note 8)	2,127
Miscellaneous expenses	8,703
Total Expenses	2,127,298
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,250)
Net Expenses	2,125,048
Net Investment Income	9,177,729

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(5,731,493)
Futures contracts	(3,549,216)
Written options	1,517,972
Swap contracts	1,259,683
Foreign currency transactions	4,019,930
Net Realized Loss	(2,483,124)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,366,570
Futures contracts	(2,150,297)
Written options	(94,437)
Swap contracts	5,044,601
Foreign currencies	(1,689,741)
Change in Net Unrealized Appreciation (Depreciation)	3,476,696
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	993,572
Increase in Net Assets From Operations	$10,171,301

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2017 (unaudited) and the Year Ended July 31, 2016	2017	2016

Operations:
Net investment income	$9,177,729	$18,777,482
Net realized loss	(2,483,124)	(28,646,660)
Change in net unrealized appreciation (depreciation)	3,476,696	20,342,853
Increase in Net Assets From Operations	10,171,301	10,473,675

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,366,484)	(33,432,795)
Decrease in Net Assets From Distributions to Shareholders	(9,366,484)	(33,432,795)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	31,772,963	58,220,445
Reinvestment of distributions	8,764,905	31,220,441
Cost of shares repurchased	(44,196,902)	(124,726,242)
Decrease in Net Assets From Fund Share Transactions	(3,659,034)	(35,285,356)
Decrease in Net Assets	(2,854,217)	(58,244,476)

Net Assets:
Beginning of period	370,701,087	428,945,563
End of period*	$367,846,870	$370,701,087
*Includes overdistributed net investment income of:	$(3,248,110)	$(3,059,355)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$6.30	$6.65	$7.03	$6.88	$7.00	$6.70

Income (loss) from operations:
Net investment income	0.16	0.31	0.32	0.34	0.32	0.25
Net realized and unrealized gain (loss)	0.01	(0.12)	(0.36)	0.18	(0.12)	0.32
Total income (loss) from operations	0.17	0.19	(0.04)	0.52	0.20	0.57

Less distributions from:
Net investment income	(0.16)	(0.54)	(0.34)	(0.37)	(0.32)	(0.27)
Total distributions	(0.16)	(0.54)	(0.34)	(0.37)	(0.32)	(0.27)

Net asset value, end of period	$6.31	$6.30	$6.65	$7.03	$6.88	$7.00
Total return[3]	2.73%	3.38%	(0.66)%	7.75%	2.81%	8.75%

Net assets, end of period (000s)	$272,381	$276,179	$303,325	$318,523	$361,872	$388,726

Ratios to average net assets:
Gross expenses	1.15%[4]	1.14%	1.12%	1.14%	1.15%	1.11%
Net expenses	1.15 [4]	1.14	1.12	1.14	1.15	1.11
Net investment income	4.94 [4]	4.90	4.64	4.89	4.46	3.79

Portfolio turnover rate	32%	68%	37%	65%	83%[5]	84%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2017 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2017[2]	2016	2015	2014	2013[3]

Net asset value, beginning of period	$6.29	$6.64	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.13	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	0.02	(0.11)	(0.36)	0.18	(0.11)
Total income (loss) from operations	0.15	0.15	(0.10)	0.46	0.15

Less distributions from:
Net investment income	(0.14)	(0.50)	(0.28)	(0.31)	(0.27)
Total distributions	(0.14)	(0.50)	(0.28)	(0.31)	(0.27)

Net asset value, end of period	$6.30	$6.29	$6.64	$7.02	$6.87
Total return[4]	2.37%	2.63%	(1.40)%	6.73%	2.23%

Net assets, end of period (000s)	$6,461	$6,814	$6,730	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.85%[5]	1.85%	1.85%	2.08%	1.88%[5]
Net expenses[6]	1.85 [5]	1.85	1.85	1.95 [7]	1.87 [5,7]
Net investment income	4.24 [5]	4.19	3.89	4.06	3.69 [5]

Portfolio turnover rate	32%	68%	37%	65%	83%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2017 (unaudited).

[3]	For the period August 1, 2012 (inception date) to July 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2017[3]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$6.31	$6.66	$7.04	$6.89	$7.01	$6.72

Income (loss) from operations:
Net investment income	0.14	0.28	0.29	0.31	0.29	0.22
Net realized and unrealized gain (loss)	0.02	(0.11)	(0.36)	0.18	(0.12)	0.32
Total income (loss) from operations	0.16	0.17	(0.07)	0.49	0.17	0.54

Less distributions from:
Net investment income	(0.15)	(0.52)	(0.31)	(0.34)	(0.29)	(0.25)
Total distributions	(0.15)	(0.52)	(0.31)	(0.34)	(0.29)	(0.25)

Net asset value, end of period	$6.32	$6.31	$6.66	$7.04	$6.89	$7.01
Total return[4]	2.52%	2.98%	(1.06)%	7.30%	2.38%	8.20%

Net assets, end of period (000s)	$27,658	$31,917	$37,691	$46,656	$54,376	$64,473

Ratios to average net assets:
Gross expenses	1.55%[5]	1.54%	1.53%	1.55%	1.57%	1.55%
Net expenses	1.55 [5]	1.54	1.53	1.55	1.57	1.55
Net investment income	4.54 [5]	4.50	4.23	4.48	4.04	3.35

Portfolio turnover rate	32%	68%	37%	65%	83%[6]	84%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the six months ended January 31, 2017 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$6.33	$6.68	$7.06	$6.91	$7.03	$6.73

Income (loss) from operations:
Net investment income	0.17	0.33	0.33	0.36	0.34	0.27
Net realized and unrealized gain (loss)	0.01	(0.12)	(0.35)	0.18	(0.12)	0.31
Total income (loss) from operations	0.18	0.21	(0.02)	0.54	0.22	0.58

Less distributions from:
Net investment income	(0.17)	(0.56)	(0.36)	(0.39)	(0.34)	(0.28)
Total distributions	(0.17)	(0.56)	(0.36)	(0.39)	(0.34)	(0.28)

Net asset value, end of period	$6.34	$6.33	$6.68	$7.06	$6.91	$7.03
Total return[3]	2.88%	3.69%	(0.36)%	7.90%	3.27%	8.93%

Net assets, end of period (000s)	$60,786	$55,681	$67,193	$16,855	$9,978	$7,660

Ratios to average net assets:
Gross expenses	0.86%[4]	0.86%	0.85%	0.90%	0.93%	0.93%
Net expenses[5,6]	0.85 [4]	0.85	0.85	0.85	0.85	0.92
Net investment income	5.24 [4]	5.19	4.89	5.16	4.77	3.95

Portfolio turnover rate	32%	68%	37%	65%	83%[7]	84%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2017 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2017[2]	2016	2015[3]

Net asset value, beginning of period	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.17	0.33	0.26
Net realized and unrealized gain (loss)	0.01	(0.11)	(0.26)
Total income from operations	0.18	0.22	0.00	[4]

Less distributions from:
Net investment income	(0.17)	(0.57)	(0.28)
Total distributions	(0.17)	(0.57)	(0.28)

Net asset value, end of period	$6.34	$6.33	$6.68
Total return[5]	2.93%	3.72%	(0.04)%

Net assets, end of period (000s)	$561	$109	$9,247

Ratios to average net assets:
Gross expenses	0.76%[6]	0.74%	0.73%[6]
Net expenses[7]	0.75 [6,8]	0.74	0.73	[6]
Net investment income	5.44 [6]	5.15	5.01	[6]

Portfolio turnover rate	32%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2017 (unaudited).

[3]	For the period October 23, 2014 (inception date) to July 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

38	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$26,085,495	$1,138,995		$27,224,490
Financials	—	31,856,601	0	*	31,856,601
Materials	—	19,031,362	0	*	19,031,362
Other corporate bonds & notes	—	91,407,941	—		91,407,941
Asset-backed securities	—	20,184,134	1,880,038		22,064,172
Collateralized mortgage obligations	—	58,719,233	2,145,000		60,864,233
Convertible bonds & notes	—	1,142,930	—		1,142,930
Mortgage-backed securities	—	15,972	—		15,972
Senior loans	—	30,747,938	—		30,747,938
Sovereign bonds	—	68,287,742	—		68,287,742
Common stocks:
Energy	—	—	186,035		186,035
Health care	—	—	184,050		184,050
Materials	—	—	0	*	0	*
Convertible preferred stocks	$756,664	—	—		756,664
Investments in underlying funds	2,125,007	—	—		2,125,007
Preferred stocks	1,458,161	—	—		1,458,161
Purchased options	280,215	96,214	—		376,429
Total long-term investments	4,620,047	347,575,562	5,534,118		357,729,727
Short-term investments†	5,303,972	—	—		5,303,972
Total investments	$9,924,019	$347,575,562	$5,534,118		$363,033,699
Other financial instruments:
Futures contracts	959,168	—	—		959,168
Forward foreign currency contracts	—	362,396	—		362,396
OTC interest rate swaps‡	—	1,024,434	—		1,024,434
OTC total return swaps‡	—	828,109	—		828,109
Centrally cleared interest rate swaps	—	3,336,477	—		3,336,477
Centrally cleared credit default swaps on credit indices — sell protection	—	49,317	—		49,317
Total other financial instruments	$959,168	$5,600,733	—		$6,559,901
Total	$10,883,187	$353,176,295	$5,534,118		$369,593,600

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$240,703	$9,815	—	$250,518
Futures contracts	554,879	—	—	554,879
Forward foreign currency contracts	—	1,583,068	—	1,583,068
OTC credit default swaps on corporate issues — sell protection‡	—	649,468	—	649,468
Centrally cleared interest rate swaps	—	1,220,181	—	1,220,181
Centrally cleared credit default swaps on credit indices — buy protection	—	182,027	—	182,027
OTC credit default swaps on corporate issues — buy protection‡	—	126,662	—	126,662
Total	$795,582	$3,771,221	—	$4,566,803

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes						Asset- Backed Securities
Investments in Securities	Consumer Discretionary	Energy	Financials		Materials
Balance as of July 31, 2016	$1,163,000	—	$0	*	$0	*	$5,664,847
Accrued premiums/discounts	—	—	—		—		2,572
Realized gain (loss)[1]	34,890	—	—		—		(409,970)
Change in unrealized appreciation (depreciation)[2]	—	—	—		(17)		408,153
Purchases	—	—	—		17		—
Sales	(1,197,890)	—	—		—		(3,785,564)
Transfers into Level 3[3]	—	$1,138,995	—		—		—
Transfers out of Level 3[4]	—	—	—		—		—
Balance as of January 31, 2017	—	$1,138,995	$0	*	$0	*	$1,880,038
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2017[2]	—	—	—		$(17)		$(38,537)

40	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

	Collateralized Mortgage Obligations	Senior Loans	Common Stocks				Total
Investments in Securities (cont’d)		Consumer Discretionary	Energy	Health Care	Materials
Balance as of July 31, 2016	$3,099,496	$413,960	—	$183,750	$0	*	$10,525,053
Accrued premiums/discounts	4,239	4,856	—	—	—		11,667
Realized gain (loss)[1]	183	230	—	—	—		(374,667)
Change in unrealized appreciation (depreciation)[2]	(33,458)	47,371	$(301,465)	300	—		120,884
Purchases	—	—	487,500	—	—		487,517
Sales	(128,358)	(3,200)	—	—	—		(5,115,012)
Transfers into Level 3[3]	—	—	—	—	—		1,138,995
Transfers out of Level 3[4]	(797,102)	(463,217)	—	—	—		(1,260,319)
Balance as of January 31, 2017	$2,145,000	—	$186,035	$184,050	$0	*	$5,534,118
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2017[2]	$(26,729)	—	$(301,465)	$300	—		$(366,448)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium

42	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2017, the total notional value of all credit default swaps to sell protection was $14,790,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide

44	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(j) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts

46	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

48	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2017, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $2,609,716. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,154,026, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

50	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan monthly a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the six months ended January 31, 2017, fees waived and/or expenses reimbursed amounted to $2,250.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2017, LMIS and its affiliates retained sales charges of $36,191 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$148	$1,184

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$107,030,619	$7,665,282
Sales	101,438,610	10,636,815

At January 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,102,267
Gross unrealized depreciation	(24,169,453)
Net unrealized depreciation	$(12,067,186)

At January 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	148	6/17	$36,628,531	$36,544,900	$(83,631)
Australian 10-Year Bonds	254	3/17	24,515,443	24,714,191	198,748
Euro BTP	76	3/17	10,920,657	10,740,116	(180,541)
U.S. Treasury 2-Year Notes	3	3/17	650,119	650,391	272

52	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	629	3/17	74,193,231	74,138,461	$(54,770)
U.S. Treasury 10-Year Notes	450	3/17	55,848,271	56,010,937	162,666
U.S. Treasury Ultra Long-Term Bonds	135	3/17	21,824,999	21,692,812	(132,187)
					(89,443)
Contracts to Sell:
90-Day Eurodollar	361	3/17	89,318,914	89,279,812	39,102
90-Day Eurodollar	148	6/19	36,523,769	36,211,900	311,869
Euro-Bund	156	3/17	27,319,627	27,303,011	16,616
Euro-OAT	70	3/17	11,403,689	11,173,794	229,895
U.S. Treasury Long-Term Bonds	138	3/17	20,712,687	20,816,437	(103,750)
					493,732
Net unrealized appreciation on open futures contracts					$404,289

At January 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	950,000	USD	1,152,419	Bank of America N.A.	2/13/17	$42,890
GBP	2,150,000	USD	2,693,561	Bank of America N.A.	2/13/17	11,614
USD	3,828,438	GBP	3,100,000	Bank of America N.A.	2/13/17	(72,046)
AUD	150,000	USD	113,066	Citibank N.A.	2/13/17	664
AUD	1,194,000	USD	898,949	Citibank N.A.	2/13/17	6,339
CAD	2,034,236	USD	1,519,867	Citibank N.A.	2/13/17	43,591
EUR	750,440	USD	834,204	Citibank N.A.	2/13/17	(23,794)
GBP	9,716,948	USD	12,153,531	Citibank N.A.	2/13/17	72,534
USD	415,763	AUD	544,000	Citibank N.A.	2/13/17	3,303
USD	223,928	AUD	300,000	Citibank N.A.	2/13/17	(3,531)
USD	221,032	AUD	300,000	Citibank N.A.	2/13/17	(6,428)
USD	148,776	AUD	200,000	Citibank N.A.	2/13/17	(2,864)
USD	1,546,892	CAD	2,034,236	Citibank N.A.	2/13/17	(16,566)
USD	256,390	EUR	230,000	Citibank N.A.	2/13/17	8,010
USD	552,968	EUR	520,440	Citibank N.A.	2/13/17	(9,063)
USD	12,135,681	GBP	9,716,948	Citibank N.A.	2/13/17	(90,384)
EUR	685,913	USD	765,307	UBS AG	2/13/17	(24,581)
USD	729,633	EUR	685,913	UBS AG	2/13/17	(11,094)
ARS	4,100,000	USD	249,240	Citibank N.A.	2/15/17	6,981
ARS	20,169,000	USD	1,233,578	Citibank N.A.	2/15/17	26,844
ARS	30,840,000	USD	1,953,754	JPMorgan Chase & Co.	2/15/17	(26,469)
USD	1,092,000	MXN	23,810,649	Goldman Sachs Group Inc.	4/6/17	(39,488)
USD	2,698,164	GBP	2,150,000	Bank of America N.A.	4/20/17	(11,486)
RUB	336,400,000	USD	5,479,720	Barclays Bank PLC	4/20/17	12,358
USD	3,535,563	AUD	4,720,000	Barclays Bank PLC	4/20/17	(37,604)
USD	8,338,751	CAD	10,933,895	Barclays Bank PLC	4/20/17	(70,727)

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,563,459	KRW	4,288,730,000	Barclays Bank PLC	4/20/17	$(129,320)
USD	202,739	NZD	284,891	Barclays Bank PLC	4/20/17	(5,797)
USD	2,403,023	RUB	145,350,000	Barclays Bank PLC	4/20/17	30,034
CAD	2,034,236	USD	1,548,132	Citibank N.A.	4/20/17	16,440
EUR	520,440	USD	554,789	Citibank N.A.	4/20/17	9,034
IDR	25,892,465,293	USD	1,919,809	Citibank N.A.	4/20/17	5,287
INR	484,330,000	USD	7,008,103	Citibank N.A.	4/20/17	55,421
USD	897,545	AUD	1,194,000	Citibank N.A.	4/20/17	(6,345)
USD	2,702,472	CNY	18,970,000	Citibank N.A.	4/20/17	(40,264)
USD	2,551,605	EUR	2,391,253	Citibank N.A.	4/20/17	(38,978)
USD	3,685,191	GBP	3,012,918	Citibank N.A.	4/20/17	(111,997)
USD	12,174,597	GBP	9,716,948	Citibank N.A.	4/20/17	(71,694)
USD	6,321,884	JPY	727,579,364	Citibank N.A.	4/20/17	(142,302)
USD	1,142,413	MXN	24,980,000	Citibank N.A.	4/20/17	(42,238)
USD	6,611,726	SEK	59,610,000	Citibank N.A.	4/20/17	(230,439)
USD	9,295,915	TWD	298,120,000	Citibank N.A.	4/20/17	(238,159)
USD	2,748,440	BRL	9,030,000	Goldman Sachs Group Inc.	4/20/17	(62,327)
USD	1,045,238	JPY	119,570,000	JPMorgan Chase & Co.	4/20/17	(17,083)
EUR	685,913	USD	732,038	UBS AG	4/20/17	11,052
Total						$(1,220,672)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

54	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

During the six months ended January 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2016	136,410,269	$537,623
Options written	69,582,648	1,538,118
Options closed	(12,530,242)	(354,554)
Options exercised	—	—
Options expired	(189,832,003)	(1,363,674)
Written options, outstanding as of January 31, 2017	3,630,672	$357,513

At January 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	75,200,000	GBP	12/6/18	0.664% semi-annually	6-Month GBP-LIBOR- semi-annually	—	$28,875
Chicago Mercantile Exchange	96,220,000		12/8/18	3-Month LIBOR-quarterly	1.340% semi-annually	—	(204,246)
Chicago Mercantile Exchange	117,360,000	CAD	12/9/18	1.085% semi-annually	3-Month CDOR-BA quarterly	—	$(23,200)
Chicago Mercantile Exchange	89,520,000		12/13/18	3-Month LIBOR- quarterly	1.355% semi-annually	—	(168,638)
Chicago Mercantile Exchange	43,800,000		2/28/21	1.269% semi-annually	3-Month LIBOR-quarterly	—	1,037,138
Chicago Mercantile Exchange	5,850,000		6/13/21	3-Month LIBOR- quarterly	1.185% semi-annually	—	(179,347)
Chicago Mercantile Exchange	4,060,000		8/2/21	1.081% semi-annually	3-Month LIBOR- quarterly	—	149,749
Chicago Mercantile Exchange	4,060,000		8/2/21	1.084% semi-annually	3-Month LIBOR- quarterly	—	149,218
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month FRA-quarterly	2.128% semi-annually	—	(159,436)
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month FRA-quarterly	2.102% semi-annually	—	(163,976)
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR-quarterly	—	138,700
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR-quarterly	—	138,348
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA-quarterly	2.105% semi-annually	—	(160,669)
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA-quarterly	2.105% semi-annually	—	(160,669)
Chicago Mercantile Exchange	57,412,000		11/30/22	1.674% semi-annually	3-Month LIBOR-quarterly	—	1,305,738
Chicago Mercantile Exchange	5,840,000		6/13/26	1.580% semi-annually	3-Month LIBOR-quarterly	$775	388,711
Total						$775	$2,116,296

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Capital Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	66.620%	5.000% quarterly	$(649,468)	$1,095	$(650,563)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2017[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Capital Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	0.244%	5.000% quarterly	$(126,662)	$(105,916)	$(20,746)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Periodic Payments Received by the Fund†	Market Value[5]		Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.IG.27 Index)	$11,350,000		12/20/21	1.000% quarterly	$177,408		$128,091	$49,317

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Periodic Payments Made by the Fund†	Market Value[5]		Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$5,560,000		12/20/21	5.000% quarterly	$(350,072)		$(168,045)	$(182,027)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	29,728,385	BRL	1/4/21	BRL-CDI**	1.078%**		—	$1,024,434

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡		Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America Securities LLC	$3,090,000		4/25/46	1.964%**	CPURNSA	**	—	$346,161
Barclays Capital Inc.	1,490,000		4/8/46	1.990%**	CPURNSA	**	—	153,569
Morgan Stanley & Co. Inc.	32,000,000		1/27/20	1.910%**	CPURNSA	**	—	328,379
Total	$36,580,000							$828,109

56	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Onetime payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
NZD	— New Zealand Dollar

At January 31, 2017, the Fund held collateral received from Banc of America Securities LLC, Barclays Capital Inc. and Morgan Stanley in the amounts of $1,395,624, $330,309 and $306,149, respectfully. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	—	$96,214	—	$280,215	$376,429
Futures contracts[3]	$959,168	—	—	—	959,168
OTC swap contracts[4]	1,852,543	—	—	—	1,852,543
Centrally cleared swap contracts[5]	3,336,477	—	$49,317	—	3,385,794
Forward foreign currency contracts	—	362,396	—	—	362,396
Total	$6,148,188	$458,610	$49,317	$280,215	$6,936,330

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$113,563	$9,815	—	$127,140	$250,518
Futures contracts[3]	554,879	—	—	—	554,879
OTC swap contracts[4]	—	—	$776,130	—	776,130
Centrally cleared swap contracts[5]	1,220,181	—	182,027	—	1,402,208
Forward foreign currency contracts	—	1,583,068	—	—	1,583,068
Total	$1,888,623	$1,592,883	$958,157	$127,140	$4,566,803

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$(79,129)	$(660,075)	$(1,799,303)	$(2,538,507)
Written options	$112,710	152,974	318,188	934,100	1,517,972
Futures contracts	(3,549,216)	—	—	—	(3,549,216)
Swap contracts	594,634	583,298	81,751	—	1,259,683
Forward foreign currency contracts[2]	—	4,185,479	—	—	4,185,479
Total	$(2,841,872)	$4,842,622	$(260,136)	$(865,203)	$875,411

58	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$27,294	$76,916	$286,874	$(69,315)	$321,769
Written options	(11,076)	32,274	(115,275)	(360)	(94,437)
Futures contracts	(2,150,297)	—	—	—	(2,150,297)
Swap contracts	5,814,658	(539,598)	(230,459)	—	5,044,601
Forward foreign currency contracts[2]	—	(1,742,594)	—	—	(1,742,594)
Total	$3,680,579	$(2,173,002)	$(58,860)	$(69,675)	$1,379,042

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended January 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$430,978
Written options	262,071
Futures contracts (to buy)	202,577,930
Futures contracts (to sell)	133,659,646
Forward foreign currency contracts (to buy)	59,659,397
Forward foreign currency contracts (to sell)	108,883,094

Average Notional Balance
Interest rate swap contracts	$342,907,458
Credit default swap contracts (to buy protection)	12,065,714
Credit default swap contracts (to sell protection)	15,098,571
Currency swap contracts†	1,007,177
Total return swap contracts	39,191,429

†	At January 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at January 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[4,5]	Net Amount
Purchased options[2]	$376,429	—	$376,429
Futures contracts[3]	534,960	—	534,960
OTC swap contracts	1,852,543	$(1,852,543)	—
Forward foreign currency contracts	362,396	—	362,396
Total	$3,126,328	$(1,852,543)	$1,273,785

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$250,518	$(250,518)	—
Centrally cleared swap contracts[3]	169,305	(169,305)	—
Forward foreign currency contracts	1,583,068	—	$1,583,068
OTC swap contracts	776,130	(776,130)	—
Total	$2,779,021	$(1,195,953)	$1,583,068

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$344,718	$210,408
Class C	33,483	3,562
Class C1	105,620	16,588
Class I	—	33,139
Class IS	—	40
Total	$483,821	$263,737

For the six months ended January 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class C1	—
Class I	$2,230
Class IS	20
Total	$2,250

60	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended January 31, 2017	Year Ended July 31, 2016
Net Investment Income:
Class A	$6,955,636	$24,079,951
Class B1	—	262,647
Class C	145,411	549,306
Class C1	701,285	2,797,863
Class I	1,548,736	5,327,908
Class IS	15,416	415,120
Total	$9,366,484	$33,432,795

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At January 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares		Amount
Class A
Shares sold	2,656,845	$16,711,805	5,050,008		$31,424,309
Shares issued on reinvestment	1,067,256	6,724,276	3,768,653		23,228,372
Shares repurchased	(4,423,651)	(27,824,636)	(10,573,696)		(65,897,855)
Net decrease	(699,550)	$(4,388,555)	(1,755,035)		$(11,245,174)

Class B
Shares sold	—	—	32,309	[1]	$209,376	[1]
Shares issued on reinvestment	—	—	41,652	[1]	253,346	[1]
Shares repurchased	—	—	(798,355)	[1]	(4,881,781)	[1]
Net decrease	—	—	(724,394)	[1]	$(4,419,059)	[1]

Class C
Shares sold	135,150	$846,613	377,971		$2,389,880
Shares issued on reinvestment	19,181	120,710	72,522		445,640
Shares repurchased	(212,671)	(1,339,255)	(380,653)		(2,336,995)
Net increase (decrease)	(58,340)	$(371,932)	69,840		$498,525

Class C1
Shares sold	20,436	$127,574	59,216		$369,669
Shares issued on reinvestment	104,961	662,491	427,514		2,637,851
Shares repurchased	(810,602)	(5,098,944)	(1,085,368)		(6,762,046)
Net decrease	(685,205)	$(4,308,879)	(598,638)		$(3,754,526)

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	61

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,141,175	$13,538,106	3,785,807	$23,726,522
Shares issued on reinvestment	196,208	1,242,012	687,717	4,262,299
Shares repurchased	(1,552,787)	(9,824,244)	(5,729,401)	(35,943,094)
Net increase (decrease)	784,596	$4,955,874	(1,255,877)	$(7,954,273)

Class IS
Shares sold	86,133	$548,865	16,892	$100,689
Shares issued on reinvestment	2,437	15,416	63,040	392,933
Shares repurchased	(17,373)	(109,823)	(1,446,401)	(8,904,471)
Net increase (decrease)	71,197	$454,458	(1,366,469)	$(8,410,849)

[1]

On April 29, 2016, the Fund converted 217,012 Class B shares into 215,354 Class A shares, valued at $1,322,274. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended January 31, 2017, the Fund incurred a commitment fee in the amount of $2,127. The Fund did not utilize the Redemption Facility during the six months ended January 31, 2017.

9. Capital loss carryforward

As of July 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $25,975,352, which have no expiration date, must be used first to offset any such gains.

62	Western Asset Global Strategic Income Fund 2017 Semi-Annual Report

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Global Strategic Income Fund 2017 Semi-Annual Report	63

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Global Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

64	Western Asset Global Strategic Income Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Global Strategic Income Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as global income funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2016 was below the median, and its performance for the 3-, 5- and 10-year periods ended June 30, 2016 was above the median. The Board noted the explanations from the Manager and Western Asset Management Company concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also

66	Western Asset Global Strategic Income Fund

considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as global income funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were each above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the

Western Asset Global Strategic Income Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

68	Western Asset Global Strategic Income Fund

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/17 SR17-3012

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	March 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	March 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	March 28, 2017